UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 31, 2011

ADVANCED ANALOGIC TECHNOLOGIES

INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	000-51349	77-0462930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3230 Scott Boulevard

Santa Clara, CA 95054

(Address of principal executive offices, including zip code)

(408) 737-4600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On April 7, 2011, Advanced Analogic Technologies Incorporated issued a press release announcing that on March 31, 2011 it entered into a settlement agreement with Linear Technology Corporation that will end the litigation between the two companies and settle an enforcement proceeding in the United States Court of Appeals for the Federal Circuit entitled Advanced Analogic Technologies, Inc. v. International Trade Commission, Case No. 2010-1543 and an action in the United States District Court for the Northern District of California entitled Advanced Analogic Technologies, Inc. v. Linear Technology Corp., Case No. C06-0735 (N.D. Cal.). Terms of the settlement were not disclosed.

The above-referenced press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press release issued by Advanced Analogic Technologies Incorporated on April 7, 2011 announcing the resolution of litigation with Linear Technology Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED ANALOGIC TECHNOLOGIES INCORPORATED

By:	/s/ Ashok Chandran
Ashok Chandran
Vice President, Chief Accounting Officer and interim Chief Financial Officer

Date: April 7, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued by Advanced Analogic Technologies Incorporated on April 7, 2011 announcing the resolution of litigation with Linear Technology Corporation